SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☒ Definitive Information Statement

Star Century Pandaho Corporation

(Name of Registrant as Specified in Its Charter)

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Star Century Pandaho Corporation

1980 Festival Plaza Drive, Suite 530

Las Vegas, NV 89135

Phone: (702) 217-3888

August 28, 2017

To the Shareholders:

The purpose of this Information Statement is to inform the holders of record, as of the close of business on August 28, 2017 (the "Record Date"), of shares of common stock, par value $0.001 per share (the "Common Stock") of Star Century Pandaho Corporation, a Nevada corporation, that the major stockholders representing approximately 66.27% of our capital stock as of the Record Date have given written consent as of August 2, 2017, to approve the following:

Changing the name of the Company to International Leaders Capital Corporation, and The authorization of a fifty-for-one (50:1) reverse stock split for Star Century Pandaho Corporation's common stock.

Nevada corporation law and the Company's bylaws permit holders of a majority of the voting power to take stockholder action by written consent. Accordingly, the Company will not hold a meeting of its stockholders to consider or vote upon this reverse stock split as described in this Information Statement.

We encourage you to read the attached Information Statement carefully, including the exhibits, for further information regarding these actions. In accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), the approval of the action described herein by the holders of a majority of the voting power of the Company will be deemed ratified and effective at a date that is at least 20 days after the date this Information Statement has been mailed or furnished to our stockholders. This Information Statement is first being mailed or furnished to stockholders on or about August 28, 2017.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS'

MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Exchange Act.

By Order of the Board of Directors

/s/ Cihan Huang

Cihan Huang

President and Director

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WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Star Century Pandaho Corporation

1980 Festival Plaza Drive, Suite 530

Las Vegas, NV 89135

Phone: (702) 217-3888

INFORMATION STATEMENT

AND NOTICE OF ACTIONS TAKEN

BY WRITTEN CONSENT OF THE MAJORITY STOCKHOLDERS

General Information

This information statement is being provided to the shareholders of Star Century Pandaho Corporation, (the "Company"), in connection with our prior receipt of approval by written consent, in lieu of a special meeting, of the holders of a majority of our common stock authorizing a fifty-for-one reverse stock split (the "Stock Split"). The Company's Board of Directors has approved the Reverse Split and the Company has obtained (by written consent) the approval of its major shareholder who own 10,000,000 shares of common stock and 25,000 shares of Series B preferred stock, that collectively represents 66.27% of the total voting shares of Star Century Pandaho Corporation's stock prior to the Reverse Split. Prior to the Reverse Split, there were approximately 193 shareholders of record. The approval by the shareholders will not become effective until 20 days from the date of mailing of this Information Statement to our shareholders.

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will only deliver one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any stockholder or holders sharing an address to which multiple copies are now delivered, upon written or oral request to the following address:

Star Century Pandaho Corporation

1980 Festival Plaza Drive, Suite 530

Las Vegas, NV 89135

Stockholders may also address future requests regarding delivery of information statements and/or annual reports by contacting the Company at the address listed above.

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The Company's Board of Directors approved this action on August 2, 2017 and recommended to effectuate a fifty-for-one (50:1) reverse split of the outstanding Common Stock, while retaining both the number of authorized common and preferred and retaining the current par value of $0.001, with appropriate adjustments to the capital accounts of Star Century Pandaho Corporation, with no stockholder to be reduced below one (1) share, on a per stockholder of record basis, and with all fractional shares rounded up.

The elimination of the need for a special meeting of the shareholders to approve the Amendment is authorized by Section 78.320 of the Nevada Revised Statutes, (the "Nevada Law"). This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less that the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting. According to this Section 78.390 of the Nevada Law, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to amend the Company's Articles of Incorporation. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Amendment as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority shareholders of the Company.

The date on which this Information Statement was first sent to the shareholders is on, or about August 28, 2017. The record date established by the Company for purposes of determining the number of outstanding shares of Voting Capital Stock of the Company was August 2, 2017, (the "Record Date").

Outstanding Voting Stock of the Company

As of the Record Date, the Company has 250,000,000 authorized shares of common stock, of which 78,708,924 common shares were issued and outstanding and held by approximately 193 shareholders of record. The Company has 100,000 authorized shares of Series B preferred stock, of which 25,000 shares are issued and outstanding. Each share of Series B preferred stock has the voting rights of 5,000 common shares. The consenting stockholder, who beneficially owns 10,000,000 common shares and 25,000 Series B preferred shares, representing approximately 66.27% of the issued and outstanding shares of the Company's outstanding common stock, voted in favor of the actions described by written consent, dated August 2, 2017. Each share of Common Stock entitles the holder to one (1) vote on all matters submitted to the shareholders.

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Security Ownership of Certain Owners and Management

Our Board of Directors has fixed the close of business on August 28, 2017 as the Record Date for determining which stockholders are entitled to receive this Information Statement.  As of the Record Date, there were 78,708,924 shares of our Common Stock issued and outstanding.

Each share of our Common Stock entitles its holder to one vote on each matter submitted to the stockholders.  However, because the stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the name change and the reverse stock split by written consent and have sufficient voting power to approve such Removal through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

Consenting Stockholders

The following holders of 10,000,000 shares of our Common Stock, as well as 25,000 shares of our Series B Preferred Stock, constituting 66.27% of our voting stock on the Record Date, have consented to the name change and the fifty-for-one reverse stock split:

ILC Holdings, LLC	25,000 Series B Preferred (125,000,000 votes)
10,000,000 Common

We anticipate that this Information Statement will be mailed on or about August __, 2017, to all stockholders of record as of the Record Date and that the name change and reverse stock split will become effective on or about August ___, 2017.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding beneficial ownership of our Common Stock as of the Record Date, (i) by each person who is known by us to beneficially own more than 5% of our Common Stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group.

Unless otherwise specified, the address of each of the persons set forth below is in care of Star Century Pandaho Corporation, 1980 Festival Plaza Drive, Suite 530, Las Vegas, Nevada 89135.

ILC Holdings, LLC	25,000 Series B Preferred (125,000,000 votes)
10,000,000 Common

1Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.  Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our Common Stock.

The Reverse Split will not affect the percentage of present holdings of the Company’s common equity owned beneficially by (i) by each person who is known by us to beneficially own more than 5% of our Common Stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group.

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Purpose and Effect of Name Change

On August 2, 2017, the Board of Directors of the Company adopted a resolution to change the name of the Company to International Leaders Capital Corporation. The Board feels that the name change is necessary, as it more accurately reflects the current business operations of the Company.

Purpose and Effect of Reverse Stock Split

On August 2, 2017, the Board of Directors of the Company has adopted a resolution to reverse split the Company's shares fifty-for-one (50:1), which will result in the issuance of one new share ("New Shares") for each fifty (50) old shares ("Old Shares") of the Company's common stock held as of August 28, 2017 (the Split "Record Date"). The holders of shares representing a majority of the Company's outstanding voting stock have given their written consent to the reverse stock split. Under Nevada corporation law and the Company's bylaws, the consent of the holders of a majority of the voting power is effective as stockholders' approval. In accordance with the requirements of the Securities Exchange Act of 1934 and Regulation 14C promulgated thereunder, the reverse stock split will not become effective until at least twenty (20) calendar days after the mailing of this Information Statement.

The procedure for shareholders of the Company as of August 28, 2017, the Reverse Split Record Date, to obtain New Shares in exchange for Old Shares pursuant to the Stock Split is set forth below under the heading "Effective Date."

Our board of directors believes the fifty-for-one (50:1) reverse stock split is necessary to increase the effective marketability of its common stock to enhance the liquidity of the common stock so that the Company can better access capital markets.

The Board of Directors believes a reverse split may facilitate future financings by the Company. In addition, the resulting reduction in the number of issued and outstanding shares of Common Stock will provide the Company with additional authorized but unissued shares which could be utilized for future acquisitions or to otherwise raise funds to help build the Company's business objectives. The Company has no pre-arrangement to issue shares at this time.

Star Century Pandaho Corporation will not issue any certificates representing fractional shares of the Company's common stock in the transaction, while retaining the current par value of $0.001, with appropriate adjustments to the capital accounts of the Company. Any resulting fractional shares shall be rounded up. Any shareholder who owns less than one common share will receive one (1) share. This reverse stock split will reduce the number of issued and outstanding common shares from 78,708,924 to approximately 1,574,179 and have no effect on the authorized number of common and authorized number of preferred shares and no effect on the par value of the stock.

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The board of directors of the Company may authorize, without further shareholder approval, the issuance of such shares of common stock or preferred stock to such persons, for such consideration, and upon such terms as the board of directors determines. Such issuance could result in a significant dilution of the voting rights and the stockholders' equity, of then existing shareholders.

The issuance of additional common stock may have the effect of deterring or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise or to bring about removal of incumbent management or a corporate transaction such as merger. For example, the issuance of common stock or preferred stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult.

There can be no assurance, nor can the Board of Directors of the Company predict what effect, if any, these change, include the reverse stock split will have on the Company's common stock. The Company's stock is trading on the OTC Markets, LLC OTCQB Tier.

Effective Date

Certificates for the Company's common stock that recite the name "Star Century Pandaho Corporation" will continue to represent shares in the Company after the reverse stock split becomes effective. If, however, a stockholder wishes to acquire a certificate reflecting the reverse stock split, the stockholder may do so by surrendering their certificate to the Company's transfer agent with a request for a replacement certificate and the appropriate stock transfer fee. The new certificate will reflect the fifty-for-one (50:1) reverse stock split.

The Company's transfer agent is:

Empire Stock Transfer, Inc.

2470 St. Rose Pkwy, Suite 304

Henderson, NV 89074

Telephone: 702-818-5898

No Dissenter's Rights

Under Nevada Law, our dissenting shareholders are not entitled to appraisal rights with respect to our amendment, and we will not independently provide our shareholders with any such right.

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Nevada Anti-Takeover Provisions

The anti-takeover provisions of Sections 78.411 through 78.445 of the Nevada Corporation Law apply to The Company. Section 78.438 of the Nevada law prohibits the Company from merging with or selling more than 5% of our assets or stock to any shareholder who owns or owned more than 10% of any stock or any entity related to a 10% shareholder for three years after the date on which the shareholder acquired the Star Century Pandaho Corporation shares, unless the transaction is approved by Star Century Pandaho Corporation's Board of Directors. The provisions also prohibit Star Century Pandaho Corporation from completing any of the transactions described in the preceding sentence with a 10% shareholder who has held the shares more than three years and its related entities unless the transaction is approved by our Board of Directors or a majority of our shares, other than shares owned by that 10% shareholder or any related entity. These provisions could delay, defer or prevent a change in control of the Company.

Conclusion

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the Amendment. Your consent to the Amendment is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

For the Board of Directors of

Star Century Pandaho Corporation

By: /s/ Cihan Huang

Cihan Huang

President and Director

Date: August 28, 2017

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